                                                                   Exhibit 99.11


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     FIRST USA BANK, NATIONAL ASSOCIATION

             -----------------------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1996-8
             -----------------------------------------------------
                 Monthly Period:                    5/1/00 to
                                                    5/31/00
                 Distribution Date:                 6/12/00
                 Transfer Date:                     6/9/00

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1996-8 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution.
     -------------------------------------------------------

     1.  The total amount of the distribution to
         Certificateholders on the Distribution Date per
         $1,000 original certificate principal amount
                                            Class A                     $6.03281
                                            Class B                     $6.23448
                                            CIA                         $6.74781
                                                                        --------
                                              Total (Weighted Avg.)     $6.11590

     2.  The amount of the distribution set forth in
         paragraph 1 above in respect of interest on
         the Certificates, per $1,000 original
         certificate principal amount
                                            Class A                     $6.03281
                                            Class B                     $6.23448
                                            CIA                         $6.74781
                                                                        --------
                                              Total (Weighted Avg.)     $6.11590
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-8
Page 2


     3.  The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per
         $1,000 original certificate principal amount
                                            Class A                     $0.00000
                                            Class B                     $0.00000
                                            CIA                         $0.00000
                                                                        --------
                                            Total (Weighted Avg.)       $0.00000

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.  Allocation of Principal Receivables.
         ------------------------------------

         The aggregate amount of Allocations of Principal
         Receivables processed during the Monthly Period
         which were allocated in respect of the Certificates
                                            Class A               $56,491,295.96
                                            Class B                $5,130,954.05
                                            CIA                    $6,451,793.66
                                                                  --------------
                                            Total                 $68,074,043.67

     2.  Allocation of Finance Charge Receivables
         ----------------------------------------

         (a1) The aggregate amount of Allocations of Finance
              Charge Receivables processed during the Monthly
              Period which were allocated in respect of the
              Certificates
                                            Class A                $5,945,520.18
                                            Class B                  $540,015.76
                                            CIA                      $679,029.72
                                                                   -------------
                                            Total                  $7,164,565.66

         (b1) Principal Funding Investment Proceeds (to Class A)           $0.00
         (b2) Withdrawals from Reserve Account (to Class A)                $0.00
                                                                   -------------
              Class A Available Funds                              $5,945,520.18

         (c1) Principal Funding Investment Proceeds (to Class B)           $0.00
         (c2) Withdrawals from Reserve Account (to Class B)                $0.00
              Class B Available Funds                                $540,015.76

         (d1) Principal Funding Investment Proceeds (to CIA)               $0.00
         (d2) Withdrawals from Reserve Account (to CIA)                    $0.00
              CIA Available Funds                                    $679,029.72

         (e1) Total Principal Funding Investment Proceeds                  $0.00
         (e2) Investment Earnings on deposits to Reserve Account           $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-8
Page 3


     3.  Principal Receivable / Investor Percentages
         -------------------------------------------
         (a)  The aggregate amount of Principal Receivables
              in the Trust as of the last day of the Monthly
              Period                                         $36,124,641,027.99


         (b) Invested Amount as of the last day of the preceding month (Adjusted Class A Invested
              Amount during Accumulation Period)

                                                  Class A       $400,000,000.00
                                                  Class B        $36,200,000.00
                                                  CIA            $45,800,000.00
                                                                ---------------
                                                  Total         $482,000,000.00

         (c)  The Floating Allocation Percentage: The
              Invested Amount set forth in paragraph
              3(b) above as a percentage of the aggregate amount of Principal Receivables as of the Record Date set forth in paragraph 3(a) above

                                                  Class A                 1.107%
                                                  Class B                 0.100%
                                                  CIA                     0.127%
                                                                          -----
                                                  Total                   1.334%

         (d)  During the Amortization Period: The Invested
              Amount as of ______ (the last day of the
              Revolving Period)
                                                  Class A                 $0.00
                                                  Class B                 $0.00
                                                  CIA                     $0.00
                                                                          -----
                                                  Total                   $0.00

         (e)  The Fixed/Floating Allocation Percentage: The
              Invested Amount set forth in paragraph 3(d)
              above as a percentage of the aggregate amount
              of Principal Receivables set forth in paragraph
              3(a) above
                                                  Class A                 0.000%
                                                  Class B                 0.000%
                                                  CIA                     0.000%
                                                                          -----
                                                  Total                   0.000%
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-8
Page 4


     4.  Delinquent Balances.
         --------------------

         The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

         (a)    35 - 64 days                                     $428,403,170.53
         (b)    65 - 94 days                                     $277,772,886.82
         (c)    95 - 124 days                                    $231,052,772.40
         (d)    125 - 154 days                                   $196,167,513.76
         (e)    155 - 184 days                                   $164,129,162.83
         (f)    185 or more days                                           $0.00
                                                                           -----
                                            Total              $1,297,525,506.34


     5.  Monthly Investor Default Amount.
         --------------------------------

         (a)  The aggregate amount of all defaulted Principal
              Receivables written off as uncollectible during the Monthly Period allocable to the Invested Amount
              (the aggregate "Investor Default Amount")

                                            Class A               $2,682,908.33
                                            Class B                 $243,681.43
                                            CIA                     $306,411.29
                                                                  -------------
                                            Total                 $3,233,001.05


     6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
         -----------------------------------------------------

         (a)  The aggregate amount of Class A Investor Charge-
              Offs and the reductions in the Class B Invested
              Amount and the CIA
                                            Class A                        $0.00
                                            Class B                        $0.00
                                            CIA                            $0.00
                                                                           -----
                                            Total                          $0.00

         (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                            Class A                        $0.00
                                            Class B                        $0.00
                                            CIA                            $0.00
                                                                           -----
                                            Total                          $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-8
Page 5


         (c)  The aggregate amount of Class A Investor Charge-
              Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA

                                            Class A                        $0.00
                                            Class B                        $0.00
                                            CIA                            $0.00
                                                                           -----
                                            Total                          $0.00

         (d) The amounts set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                            Class A                        $0.00
                                            Class B                        $0.00
                                            CIA                            $0.00
                                                                           -----
                                            Total                          $0.00


     7.  Investor Servicing Fee
         ----------------------
         (a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                                            Class A                  $500,000.00
                                            Class B                   $45,250.00
                                            CIA                       $57,250.00
                                                                     -----------
                                            Total                    $602,500.00


     8.  Reallocated Principal Collections
         ---------------------------------
              The amount of Reallocated CIA
              and Class B Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or Investor Charge-Offs for the prior month.

                                            Class B                        $0.00
                                            CIA                            $0.00
                                                                           -----
                                            Total                          $0.00

     9.  CIA Invested Amount
         (a)  The amount of the CIA Invested Amount as of the
              close of business on the related Distribution Date
              after giving effect to withdrawals, deposits and
              payments to be made in respect of the
              preceding month                                     $45,800,000.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-8
Page 6



          (b)  The Required CIA Invested Amount as of the
               close of business on the related Distribution
               Date after giving effect to withdrawals, deposits
               and payments to be made in respect of the
               preceding month                                    $45,800,000.00

     10.  The Pool Factor
          ---------------
               The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                            Class A                  1.00000000
                                            Class B                  1.00000000
                                            Total                    1.00000000

     11.  The Portfolio Yield
          -------------------
               The Portfolio Yield for the related Monthly Period          9.79%

     12.  The Base Rate
          -------------
               The Base Rate for the related Monthly Period                8.67%


C    Information Regarding the Principal Funding Acccount
     ----------------------------------------------------

         1.    Accumulation Period

         (a)   Accumulation Period commencement date                 10/01/2003

         (b)   Accumulation Period Length (months)                            3

         (c)   Accumulation Period Factor                                  3.78

         (d)   Required Accumulation Factor Number                            8

         (e)   Controlled Accumulation Amount                   $160,666,666.67

         (f)   Minimum Payment Rate (last 12 months)                      14.06%

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-8
Page 7

     2.  Principal Funding Account
         -------------------------

         Beginning Balance                                                 $0.00
           Plus:  Principal Collections for related Monthly Period from
                  Principal Account                                        $0.00
           Plus:  Interest on Principal Funding Account Balance for
                  related Monthly Period                                   $0.00

           Less:  Withdrawals to Finance Charge Account                    $0.00
           Less:  Withdrawals to Distribution Account                      $0.00
                                                                           -----
         Ending Balance                                                    $0.00

     3.  Accumulation Shortfall
         ----------------------

              The Controlled Deposit Amount for the previous
              Monthly Period                                               $0.00

         Less:    The amount deposited into the Principal Funding
                  Account for the Previous Monthly Period                  $0.00

                  Accumulation Shortfall                                   $0.00
                                                                           -----
                  Aggregate Accumulation Shortfalls                        $0.00

     4.  Principal Funding Investment Shortfall
         --------------------------------------

                  Covered Amount                                           $0.00

         Less:    Principal Funding Investment Proceeds                    $0.00

                                                                           -----
                  Principal Funding Investment Shortfall                   $0.00
                                                                           -----

D. Information Regarding the Reserve Account
   -----------------------------------------

     1.  Required Reserve Account Analysis
         ---------------------------------

         (a)  Required Reserve Account Amount percentage                0.00000%

         (b)  Required Reserve Account Amount ($)                         $0.00
              (0.5% of Invested Amount or other amount designated by Transferor)

         (c)  Required Reserve Account Balance after effect of
              any transfers on the Related Transfer Date                  $0.00

         (d)  Reserve Draw Amount transferred to the Finance
              Charge Account on the Related Transfer Date                 $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-8
Page 8


     2.  Reserve Account Investment Proceeds
         -----------------------------------
         Reserve Account Investment Proceeds transferred to the
         Finance Charge Account on the Related Transfer Date              $0.00

     3.  Withdrawals from the Reserve Account
         ------------------------------------
         Total Withdrawals from the Reserve Account transferred
         to the Finance Charge Account on the related Transfer            $0.00
         Date (1 (d) plus 2 above)

     4.  The Portfolio Adjusted Yield
         ----------------------------
         The Portfolio Adjusted Yield for the related Monthly Period       3.38%

MONTHLY CERTIFICATEHOLDER'S STATEMENT
Signature Page





                                      First USA Bank, National Association
                                      as Servicer



                                      By: /s/ Tracie Klein
                                          -----------------
                                          Tracie Klein
                                          First Vice President